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                                                               [Conformed copy]



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         March 28, 2001 (March 28, 2001)
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                Date of Report (Date of earliest event reported)


                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                 1-9076                    13-3295276
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(State or other jurisdiction    (Commission                (IRS Employer
     of incorporation)          File Number)               Identification No.)


                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.
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         c)  Exhibits.
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              99. Investor Brochure dated March 28, 2001.


Item 9.  Regulation FD Disclosure.
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         On March 28, 2001, the Registrant will begin distribution of the attached investor brochure relating to the Registrant and its business.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FORTUNE BRANDS, INC.
                                      ---------------------
                                      (Registrant)



                                      By   /s/ Mark A. Roche
                                          --------------------------------
                                          Mark A. Roche
                                          Senior Vice President, General
                                            Counsel and Secretary

Date:  March 28, 2001



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                                                             EXHIBIT INDEX



                                                             Sequentially
Exhibit                                                      Numbered Page
-------                                                      -------------


99.  Investor brochure of Registrant dated March 28, 2001